Forward Strategic Alternatives Fund

Summary Prospectus  |  May 1, 2012

TICKER SYMBOLS

Investor: FSAFX | Institutional: ASAFX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.forwardinvesting.com. You can also get this information at no cost by calling 800-999-6809, by sending an e-mail request to prospectus@forwardinvesting.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, along with the Fund’s most recent annual report, are incorporated by reference into this summary prospectus.

Investment Objective

The Fund seeks to provide long-term capital appreciation and income.

Fees and Expenses of the Fund

The table describes the fees and expenses that you may pay if you buy and hold Investor Class or Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

As an investor in Investor Class or Institutional Class shares of the Fund, you do not pay any sales load.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	INVESTOR CLASS	INSTITUTIONAL CLASS

Management Fee	0.70%	0.70%
Distribution (12b-1) Fees	0.25%	N/A
Shareholder Services Fees	0.15%	0.10%
Other Expenses	0.26%	0.26%
Acquired Fund Fees and Expenses	0.12%	0.12%
Total Annual Fund Operating Expenses	1.48%	1.18%

Examples

These Examples are intended to help you compare the costs of investing in Investor Class or Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions your costs whether or not you redeemed your shares would be:

	INVESTOR CLASS	INSTITUTIONAL CLASS

1 Year	$151	$120
3 Years	$468	$375
5 Years	$808	$649
10 Years	$1,766	$1,430

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 163% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests in alternative asset classes such as real estate-related securities, commodity-related securities and currencies and other securities that exhibit low historical correlations with global stock and bond markets. The Fund gains exposure to alternative asset classes by investing in structured notes, exchange-traded notes (“ETNs”), exchange-traded funds (“ETFs”), mutual funds, and closed-end funds. The Fund may also seek to obtain, or reduce, exposure to one or more alternative asset classes through investments in derivatives, such as futures, options, and swaps. Forward Management, LLC (“Forward Management” or the “Advisor”) may also seek to protect positions within the Fund’s portfolio through hedging techniques such as covered calls, buffered strategies (long calls coupled with collateralized short puts) or through the use of swaps. The Fund may invest in securities of companies having any capitalization and debt securities of any credit quality.

The Advisor utilizes a core/satellite approach to managing the Fund. The core portfolio is designed to have less portfolio turnover than the satellite portfolio, while the satellite portfolio can be more actively managed and may add additional assets that are not part of the core portfolio.

The core portfolio will consist generally of investments in assets that provide exposure to the commodity markets, currency markets and real estate related investments that either (i) invest in domestic and international real estate including real estate investment trusts (“REITs”), (ii) seek to track a broad U.S. real estate benchmark, or (iii) seek to track a broad international real estate benchmark. The core portfolio may represent 50% to 100% of the overall portfolio, but typically comprises approximately 75% of the Fund. The satellite portfolio may be opportunistically invested in any other non-traditional asset class that the Advisor believes provides returns that have weak correlation to traditional stock and bond asset classes.

The Advisor uses a combination of techniques and strategies to achieve the Fund’s investment objective but primarily relies on a top-down systematic approach. This top-down approach generally utilizes four broad factors: valuation, growth, macroeconomic conditions, and sentiment. Overall, the Advisor attempts to realize the Fund’s investment objective by optimally positioning the Fund in order to take advantage of long-term trends.

The Fund may invest all of its assets in securities of alternative asset classes that exhibit low historical correlations with global stock and bond markets, or in derivatives with exposure to such alternative asset classes. Assets not invested in such alternative asset classes or derivatives may be invested in cash or liquid securities that can readily be converted into cash, including ETFs or certain short term fixed income instruments (i.e., foreign and domestic corporate bonds or U.S. Government or agency securities) that are of investment grade quality.

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Forward Strategic Alternatives Fund

Principal Risks

Any of the investments made by the Fund can result in an investment loss, which may be significant. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Allocation: The Fund’s investment performance depends on how its assets are allocated and reallocated among particular asset classes. Forward Management may make less than optimal or poor asset allocation decisions, meaning that the Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Cash and Cash Equivalents: The holding by the Fund of a substantial portion of its assets in cash and/or cash equivalents such as money market securities, U.S. government obligations and short-term debt securities, which may occur under certain market conditions, could have a negative effect on the Fund’s ability to achieve its investment objective.

Commodity Sector: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture, and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Derivatives: The market value of the derivative instruments in which the Fund may invest, including options, futures contracts, forward currency contracts, swap agreements and other similar instruments, may be more volatile than that of other instruments. A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments, and certain derivatives may create a risk of loss greater than the amount invested. There can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by Forward Management. In addition, there can be no assurance given that any derivatives strategy used by the Fund will succeed.

Emerging Market and Frontier Market Securities: Emerging market and frontier market securities present investment risks that may be particularly high relative to the risks of investing in other foreign securities. These risks include political, social, economic, liquidity, volatility, currency, legal and other risks different from, or greater than, the risks of investing in securities of foreign countries with more mature economic structures.

Equity Securities: The risks associated with investing in equity securities of companies include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Exchange-Traded Funds (“ETFs”): The risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the ETFs in which the Fund may invest. The value of the Fund’s investment will fluctuate in response to the performance of the ETFs owned by the Fund, and the Fund’s shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying the Fund’s expenses. References to the “Fund” in these risks include the Fund or underlying ETF, as applicable.

Exchange-Traded Notes (“ETNs”): The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in applicable interest rates, and changes in the issuer’s credit rating. The Fund bears its proportionate share of any fees and expenses associated with investment in such securities. There may be restrictions on the Fund’s right to redeem its investment in an ETN meant to be held to maturity, and it may be difficult for the Fund to sell its ETN holdings due to limited availability of a secondary market.

Foreign Securities: Foreign securities present greater investment risks than investing in the securities of U.S. companies. These risks include unstable political, social and economic conditions, greater illiquidity and volatility, currency exchange rate fluctuations, foreign exchange controls, different laws and legal systems, and less availability of information about issuers.

Government-Sponsored Enterprises (“GSEs”): Certain GSEs (such as Freddie Mac, Fannie Mae, and FHLB), although sponsored or chartered by the U.S. Government, are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. As a result, securities issued by GSEs carry greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.

Liquidity: Liquidity risk is financial risk due to uncertain liquidity. An institution might lose liquidity for a variety of reasons. In addition, certain types of securities, such as derivative based securities and privately issued mortgage-related securities and other asset-backed securities without a government or government-sponsored guarantee, are subject to greater liquidity risk.

Non-Diversification: The Fund is non-diversified, which means it is subject to relaxed limits on the percentage of its assets that may be invested in the securities of a single issuer. Because the appreciation or depreciation of a single portfolio security may have a greater impact on the net asset value of the Fund, the net asset value per share of the Fund can be expected to fluctuate more than that of a comparable diversified fund.

Real Estate Securities and REITs: The Fund is subject to risks related to investment in real estate investment trusts or “REITs,” including fluctuations in the value of underlying properties, defaults by borrowers or tenants, lack of diversification, heavy cash flow dependency, self-liquidation, and potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. In addition, the Fund is subject to the risks associated with the direct ownership of real estate, including fluctuations in value due to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and defaults by borrowers or tenants.

Securities Issued by Other Investment Companies: The Fund may invest in shares of other investment companies to gain exposure to a particular portion of the market rather than purchase securities directly. Investing in the underlying funds exposes the Fund to all the risks of the underlying funds, and, in general, subjects it to a pro rata portion of the underlying funds’ fees and expenses.

Tax: The federal income tax treatment of the complex securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal

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Forward Strategic Alternatives Fund

Revenue Service (“IRS”). It could be more difficult to comply with the tax requirements applicable to regulated investment companies if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the IRS. Any such failure to comply with the rules applicable to regulated investment companies could make it more difficult for the Fund itself to comply with such rules.

Please see “Discussion of Principal and Non-Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The following bar chart and table illustrate the risks of investing in the Fund by showing the changes of the Fund’s performance from year to year. The bar chart shows the performance of the Fund’s Institutional Class shares. The accompanying table compares the Fund’s Institutional Class and Investor Class shares’ average annual total returns to those of certain market indices over time. A brief description of the market indices is included in the Appendix to the Fund’s prospectus. Effective May 1, 2009, the Fund’s “Advisor Class” shares were renamed “Institutional Class” shares. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. Performance for the Fund is updated daily, monthly, and quarterly and may be obtained online at www.forwardinvesting.com or by calling 800-999-6809.

CALENDAR YEAR TOTAL RETURNS—INSTITUTIONAL CLASS

Best Quarter – September 30, 2009	13.11%
Worst Quarter – March 31, 2009	–10.60%

AVERAGE ANNUAL TOTAL RETURNS

For the period ended December 31, 2011

	1 YEAR	SINCE INCEPTION
Forward Strategic Alternatives Fund – Institutional Class (Inception: 1/29/08)
Return Before Taxes	–2.03%	–1.44%
Return After Taxes on Distributions	–2.17%	–1.86%
Return After Taxes on Distributions and Sale of Fund Shares	–1.32%	–1.46%
Strategic Alternatives Blended Index (50% Barclays Capital U.S. Aggregate Bond Index/50% S&P 500 Index)	5.28%	3.63%
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.06%
S&P 500 Index	2.11%	0.20%
Forward Strategic Alternatives Fund – Investor Class (Inception: 12/31/08)
Return Before Taxes	–2.25%	2.76%
Strategic Alternatives Blended Index (50% Barclays Capital U.S. Aggregate Bond Index/50% S&P 500 Index)	5.28%	10.88%
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.77%
S&P 500 Index	2.11%	14.11%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Institutional Class shares. After-tax returns for other classes will vary.

Investment Advisor/Portfolio Manager

Forward Management serves as investment advisor to the Fund. The Fund is team managed and all investment decisions are made jointly by the team. Nathan J. Rowader, Director of Investments, has primary responsibility for the day-to-day management of the Fund. The members of the Fund’s team are: Mr. Rowader, Paul Herber, CFA, Portfolio Manager, Paul Broughton, CFA, Assistant Portfolio Manager, David Janec, Investment Specialist, and Jim O’Donnell, CFA, Chief Investment Officer. Mr. Rowader has managed the Fund since its inception in January 2008. Mr. Herber has managed the Fund since February 2008. Mr. Broughton has managed the Fund since February 2011. Mr. O’Donnell has managed the Fund since September 2008. Mr. Janec has managed the Fund since May 2012.

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange is open). You may purchase or sell (redeem) all or part of your Fund shares: (i) through a broker, dealer, or other financial intermediary that has entered into an agreement with the Fund’s Distributor, (ii) directly from Forward Funds by mail (along with a completed and signed Account Application if it is your initial purchase) at P.O. Box 1345, Denver, CO 80201, or (iii) by calling 800-999-6809 and a representative will assist you.

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Forward Strategic Alternatives Fund

The minimum initial investment amounts for Investor Class shares are:

•	$2,000 for accounts enrolled in eDelivery
•	$2,000 for Coverdell Education Savings accounts
•	$500 for Automatic Investment Plan accounts
•	$4,000 for all other accounts

Subsequent investments for Investor Class shares must be $100 or more.

The minimum initial investment amount for Institutional Class shares is $100,000. There is no subsequent investment minimum for Institutional Class shares.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Investments held through such tax-deferred arrangements may be taxed in the future upon withdrawal from such arrangements.

Payments to Broker-Dealers and

Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies (including Forward Management) may pay the intermediary for the sale of those shares of the Fund or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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